JNL Series Trust 485BPOS

Exhibit 99.28(n)(1)(xviii)

Amendment to

JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”), as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) three new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”); (ii) a merger for one Fund of the Trust into another Fund of the Trust (the “Merged Fund”); and (iii) fund name changes for thirteen Funds of the Trust (the “Fund Name Changes”), as outlined below, effective October 21, 2024:

New Funds

1)	JNL/American Funds® Moderate Allocation Fund;
2)	JNL/JPMorgan Nasdaq® Hedged Equity Fund; and
3)	JNL/T. Rowe Price Capital Appreciation Equity Fund.

Merged Fund

1)	JNL/Baillie Gifford U.S. Equity Growth Fund.

Fund Name Changes

1)	JNL iShares Tactical Moderate Fund change to JNL Moderate ETF Allocation Fund;
2)	JNL iShares Tactical Moderate Growth Fund change to JNL Moderate Growth ETF Allocation Fund;
3)	JNL iShares Tactical Growth Fund change to JNL Growth ETF Allocation Fund;
4)	JNL/Goldman Sachs Managed Aggressive Growth Fund change to JNL/JPMorgan Managed Aggressive Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
5)	JNL/Goldman Sachs Managed Growth Fund change to JNL/JPMorgan Managed Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
6)	JNL/Goldman Sachs Managed Moderate Growth Fund change to JNL/JPMorgan Managed Moderate Growth Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
7)	JNL/Goldman Sachs Managed Moderate Fund change to JNL/JPMorgan Managed Moderate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
8)	JNL/Goldman Sachs Managed Conservative Fund change to JNL/JPMorgan Managed Conservative Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
9)	JNL/Heitman U.S. Focused Real Estate Fund change to JNL/Cohen & Steers U.S. Realty Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
10)	JNL/Lazard International Strategic Equity Fund change to JNL/Lazard International Quality Growth Fund (in connection with an investment strategy/non-fundamental operating policy change, as approved by the Board);
11)	JNL/PPM America Floating Rate Income Fund change to JNL Multi-Manager Floating Rate Income Fund;
12)	JNL/T. Rowe Price Established Growth Fund change to JNL/T. Rowe Price Growth Stock Fund; and
13)	JNL/WMC Government Money Market Fund change to JNL/Dreyfus Government Money Market Fund (in connection with an investment sub-adviser replacement, as approved by the Board).

Whereas, pursuant to Board approval of the changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan to add each New Fund, to remove the Merged Fund, and to update the names of certain Funds pursuant to the Fund Name Changes, effective October 21, 2024.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated October 21, 2024, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective October 21, 2024.

JNL Series Trust
By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated October 21, 2024

Investment Portfolios

Funds	Class
JNL Bond Index Fund	Class I
JNL Emerging Markets Index Fund	Class I
JNL International Index Fund	Class I
JNL Mid Cap Index Fund	Class I
JNL Small Cap Index Fund	Class I
JNL/American Funds® Balanced Fund	Class A Class I
JNL/American Funds® Bond Fund of America Fund	Class A Class I
JNL/American Funds® Capital Income Builder Fund	Class A Class I
JNL/American Funds® Capital World Bond Fund	Class A Class I
JNL/American Funds® Global Growth Fund	Class A Class I
JNL/American Funds® Global Small Capitalization Fund	Class A Class I
JNL/American Funds® Growth Fund	Class A Class I
JNL/American Funds® Growth-Income Fund	Class A Class I
JNL/American Funds® International Fund	Class A Class I
JNL/American Funds® New World Fund	Class A Class I
JNL/American Funds® Washington Mutual Investors Fund	Class A Class I
JNL Aggressive Growth Allocation Fund	Class A Class I
JNL Conservative Allocation Fund	Class A Class I
JNL Growth Allocation Fund	Class A Class I
JNL Growth ETF Allocation Fund	Class A Class I
JNL Moderate Allocation Fund	Class A Class I
JNL Moderate ETF Allocation Fund	Class A Class I
JNL Moderate Growth Allocation Fund	Class A Class I
JNL Moderate Growth ETF Allocation Fund	Class A Class I
JNL Multi-Manager Alternative Fund	Class A Class I
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I

A-1

Funds	Class
JNL Multi-Manager Floating Rate Income Fund	Class A Class I
JNL Multi-Manager International Small Cap Fund	Class A Class I
JNL Multi-Manager Mid Cap Fund	Class A Class I
JNL Multi-Manager Small Cap Growth Fund	Class A Class I
JNL Multi-Manager Small Cap Value Fund	Class A Class I
JNL Multi-Manager U.S. Select Equity Fund	Class A Class I
JNL/AB Sustainable Global Thematic Fund	Class A Class I
JNL/American Funds® Growth Allocation Fund	Class A Class I
JNL/American Funds® Moderate Allocation Fund	Class A Class I
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I
JNL/AQR Large Cap Defensive Style Fund	Class A Class I
JNL/Baillie Gifford International Growth Fund	Class A Class I
JNL/BlackRock Global Allocation Fund	Class A Class I
JNL/BlackRock Global Natural Resources Fund	Class A Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I
JNL/Causeway International Value Select Fund	Class A Class I
JNL/ClearBridge Large Cap Growth Fund	Class A Class I
JNL/Cohen & Steers U.S. Realty Fund	Class A Class I
JNL/DFA International Core Equity Fund	Class A Class I
JNL/DFA U.S. Core Equity Fund	Class A Class I
JNL/DFA U.S. Small Cap Fund	Class A Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I
JNL/DoubleLine® Total Return Fund	Class A Class I
JNL/Dreyfus Government Money Market Fund	Class A Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I
JNL/First Sentier Global Infrastructure Fund	Class A Class I
JNL/Franklin Templeton Income Fund	Class A Class I

A-2

Funds	Class
JNL/Goldman Sachs 4 Fund	Class A Class I
JNL/GQG Emerging Markets Equity Fund	Class A Class I
JNL/Harris Oakmark Global Equity Fund	Class A Class I
JNL/Invesco Diversified Dividend Fund	Class A Class I
JNL/Invesco Global Growth Fund	Class A Class I
JNL/Invesco Small Cap Growth Fund	Class A Class I
JNL/JPMorgan Global Allocation Fund	Class A Class I
JNL/JPMorgan Hedged Equity Fund	Class A Class I
JNL/JPMorgan Managed Aggressive Growth Fund	Class A Class I
JNL/JPMorgan Managed Conservative Fund	Class A Class I
JNL/JPMorgan Managed Growth Fund	Class A Class I
JNL/JPMorgan Managed Moderate Fund	Class A Class I
JNL/JPMorgan Managed Moderate Growth Fund	Class A Class I
JNL/JPMorgan MidCap Growth Fund	Class A Class I
JNL/JPMorgan Nasdaq® Hedged Equity Fund	Class A Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I
JNL/JPMorgan U.S. Value Fund	Class A Class I
JNL/Lazard International Quality Growth Fund	Class A Class I
JNL/Loomis Sayles Global Growth Fund	Class A Class I
JNL/Lord Abbett Short Duration Income Fund	Class A Class I
JNL/Mellon Bond Index Fund	Class A Class I
JNL/Mellon Communication Services Sector Fund	Class A Class I
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I
JNL/Mellon Consumer Staples Sector Fund	Class A Class I
JNL/Mellon DowSM Index Fund	Class A Class I
JNL/Mellon Emerging Markets Index Fund	Class A Class I
JNL/Mellon Energy Sector Fund	Class A Class I
JNL/Mellon Financial Sector Fund	Class A Class I

A-3

Funds	Class
JNL/Mellon Healthcare Sector Fund	Class A Class I
JNL/Mellon Industrials Sector Fund	Class A Class I
JNL/Mellon Information Technology Sector Fund	Class A Class I
JNL/Mellon International Index Fund	Class A Class I
JNL/Mellon Materials Sector Fund	Class A Class I
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I
JNL/Mellon Real Estate Sector Fund	Class A Class I
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I
JNL/Mellon S&P 500 Index Fund	Class A Class I
JNL S&P 500 Index Fund	Class A Class I
JNL/Mellon Small Cap Index Fund	Class A Class I
JNL/Mellon U.S. Stock Market Index Fund	Class A Class I
JNL/Mellon Utilities Sector Fund	Class A Class I
JNL/Mellon World Index Fund	Class A Class I
JNL/Morningstar PitchBook Listed Private Equity Index Fund	Class A Class I
JNL/Morningstar SMID Moat Focus Index Fund	Class A Class I
JNL/Morningstar U.S. Sustainability Index Fund	Class A Class I
JNL/Morningstar Wide Moat Index Fund	Class A Class I
JNL/MFS Mid Cap Value Fund	Class A Class I
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I
JNL/Neuberger Berman Gold Plus Strategy Fund	Class A Class I
JNL/Neuberger Berman Strategic Income Fund	Class A Class I
JNL/Newton Equity Income Fund	Class A Class I
JNL/PIMCO Income Fund	Class A Class I
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I
JNL/PIMCO Real Return Fund	Class A Class I
JNL/PPM America High Yield Bond Fund	Class A Class I
JNL/PPM America Investment Grade Credit Fund	Class A Class I
JNL/PPM America Total Return Fund	Class A Class I

A-4

Funds	Class
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I
JNL/T. Rowe Price Balanced Fund	Class A Class I
JNL/T. Rowe Price Capital Appreciation Equity Fund	Class A Class I
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I
JNL/T. Rowe Price Growth Stock Fund	Class A Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I
JNL/T. Rowe Price Value Fund	Class A Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I
JNL/WCM China Quality Growth Fund	Class A Class I
JNL/WCM Focused International Equity Fund	Class A Class I
JNL/Westchester Capital Event Driven Fund	Class A Class I
JNL/Western Asset Global Multi-Sector Bond Fund	Class A Class I
JNL/William Blair International Leaders Fund	Class A Class I
JNL/WMC Balanced Fund	Class A Class I
JNL/WMC Equity Income Fund	Class A Class I
JNL/WMC Global Real Estate Fund	Class A Class I
JNL/WMC Value Fund	Class A Class I

A-5